MFS(R) TECHNOLOGY FUND

                      Supplement to the Current Prospectus



The portfolio manager section of the prospectus is hereby restated as follows:
The MFS Technology Fund is managed by a team of equity research analysts. Members of the team may change from time to time, and current disclosure is available on the MFS website at www.mfs.com.

                  The date of this Supplement is May 28, 2002.